NET PERCEPTIONS ANNOUNCES FOURTH QUARTER, FULL YEAR RESULTS

      Company reports significant progress in multi-channel retailing market; cash reserves of more than $96 million at year-end


MINNEAPOLIS - JANUARY 30, 2001 - Net Perceptions, Inc. (Nasdaq: NETP) today announced revenue of $7.0 million for the quarter ended Dec. 31, 2000, and a loss of $10.4 million, or ($0.39) per share before the amortization of intangibles and stock compensation expense. These results compare with revenues of $7.7 million for the third quarter ended Sept. 30, 2000, and a net loss of ($0.30) per share before the amortization of intangibles and stock compensation expense. In the same period last year, the company reported $6.3 million in revenue and a net loss of $2.7 million or ($0.13) per share before stock compensation expense.

For the full year ended Dec. 31, 2000, the company reported $36.6 million in revenue and a loss of $25.9 million, or ($1.03) per share before amortization of intangibles and stock compensation expense, compared with $15.1 million in revenue and a loss of $10.5 million, or ($0.68) per share before stock compensation expense, in the same period in 1999.

Including the amortization of intangibles and stock compensation expense, the company reported a loss of ($0.69) per share for the fourth quarter ended Dec. 31, 2000, compared to ($0.14) per share for the same period last year. For the year ended Dec. 31, 2000, the loss including amortization of intangibles and stock compensation expense was ($2.12) per share, versus full-year results of ($0.78) in 1999, which included only stock compensation expense.

"We made significant strides forward in reorienting our company during the last quarter, specifically our sales and marketing teams, around opportunities within the multi-channel retail market," said Steven Snyder, Net Perceptions' president and CEO. "While we were disappointed that we fell short of our fourth quarter revenue target, we have gained significant momentum toward achieving our 2001 financial objectives."

During the quarter, Net Perceptions made significant progress in several areas, including:

     o A multi-million dollar contract with Brylane, the third-largest U.S. catalog retailer, to purchase both Net Perceptions call center and e-commerce solutions. Of particular significance are the results Brylane achieved during a 13-week study comparing Net Perceptions' recommendation software with Brylane's traditional recommendation strategy in its call center. Conducted in a controlled environment, Brylane experienced a substantial lift in overall sales using Net Perceptions' software compared to its own cross-selling techniques.

     o Net Perceptions received renewal orders from Lowe's Companies, Hudson's Bay Co. and Walgreen Co., and upgrade orders from JC Penney, AGS New Media Ltd., and BassPro.

     o The company announced the general availability of a new version of its flagship commerce product, E-commerce 6.0 Personalization Manager. Personalization Manager marries Net Perceptions' award-winning real-time personalization technology seamlessly to the rule-building capabilities needed to deliver individually tailored online shopping experiences for each consumer while ensuring that the retailer is meeting key merchandising objectives such as selling higher margin products and clearing overstocks.

     o Net Perceptions also recently launched its new "Retail Revelations," a suite of products and services representing a re-branded and renamed product line that reflects the company's core business focus on multi-channel retailers. Retail Revelations combines retail solutions that cover critical merchandising and marketing performance issues. These include providing precise insight into what products to advertise to generate the most traffic, recommendations for how to liquidate overstocks on the Web while optimizing profit margins, and increasing overall promotional effectiveness and sales.

     o The company also continued to take measures to size its business to reflect the current realities of the market. Total headcount as of Jan. 29, 2001 was 290, down significantly from its peak employment of 392 in mid-October 2000.

"This has been a challenging economic environment for most, if not all, technology companies." Snyder said. "Net Perceptions has responded to these new realities and is making rapid adjustments to reorient our business and build toward profitability."

OUTLOOK
-------
Net Perceptions currently anticipates that revenues for the first quarter will be up modestly from the fourth quarter of 2000 to $7.5 million and that net loss per share will be approximately ($.30). It is currently projecting full year revenues of approximately $43 million and a loss of approximately ($0.60) cents per share. Net loss per share excludes amortization of intangibles and stock compensation expense. The company completed the quarter with $96.2 million in cash and investments, and expects to use $23 to $25 million of its cash reserves for operations and capital expenditures during 2001.


ABOUT NET PERCEPTIONS
---------------------
Net Perceptions, a leading provider of precision merchandising and personalization software, is the innovator and preeminent supplier of software solutions that allow companies to translate knowledge into profitable business action. Its Commerce Solutions and Knowledge Solutions products enable companies to capitalize on business information and optimize product assortments, pricing, customer relationships and intellectual capital. Customers include market leaders such as Best Buy, J.P. Morgan, JC Penney, Kmart, Brylane, BassPro and Tesco. The company is based in the U.S. and has offices in four other countries. For more information visit http://www.netperceptions.com or call 800-466-0711.


NET PERCEPTIONS AND THE NET PERCEPTIONS LOGO ARE REGISTERED TRADEMARKS OF NET PERCEPTIONS, INC. ALL OTHER TRADEMARKS ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS. THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS, INCLUDING STATEMENTS CONCERNING BUSINESS STRATEGIES AND THEIR INTENDED RESULTS, AND SIMILAR STATEMENTS CONCERNING ANTICIPATED FUTURE EVENTS AND EXPECTATIONS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE REFLECT MANAGEMENT'S BEST JUDGMENT AT THE TIME THEY ARE MADE, BUT ALL SUCH STATEMENTS ARE SUBJECT TO NUMEROUS RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY THE STATEMENTS HEREIN. ADDITIONAL INFORMATION CONCERNING POTENTIAL FACTORS THAT COULD EFFECT FUTURE FINANCIAL RESULTS ARE DETAILED FROM TIME TO TIME IN THE COMPANY'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.


MEDIA CONTACT:

           Jacqueline Hanson, Director, Corporate Communications,
           Net Perceptions, Inc., 952-842-5063, jhanson@netperceptions.com

           Tom Donnelly, Chief Financial Officer, Net Perceptions, Inc., 952-842-5400, tdonnelly@netperceptions.com


                                            NET PERCEPTIONS, INC.

                               PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF
                                  OPERATIONS * (in thousands, except share
                                           and per share amounts)

===========================================================================================================
                                               Three Months Ended                     Year Ended
                                                  December 31,                       December 31,
-----------------------------------------------------------------------------------------------------------
                                              2000              1999             2000              1999
-----------------------------------------------------------------------------------------------------------
Revenues:
   Product                               $   3,631          $  4,708         $ 25,087          $ 11,408
   Service and maintenance                   3,338             1,598           11,501             3,721
-----------------------------------------------------------------------------------------------------------
         Total revenues                      6,969             6,306           36,588            15,129

Cost of revenues:
   Product                                     119               159              640               286
   Service and maintenance                   3,139             1,149           10,691             2,735
-----------------------------------------------------------------------------------------------------------
         Total cost of revenues              3,258             1,308           11,331             3,021

Gross margin                                 3,711             4,998           25,257            12,108

Operating expenses:
   Sales and marketing                       6,583             4,529           25,073            12,099
   Research and development                  4,921             2,355           18,895             8,194
   General and administrative                3,432             1,169           11,069             3,725
   Lease abandonment expense                   450                 -            1,250                 -
-----------------------------------------------------------------------------------------------------------
         Total operating expenses           15,386             8,053           56,287            24,018
-----------------------------------------------------------------------------------------------------------

Loss from operations                       (11,675)           (3,055)         (31,030)          (11,910)

Other income, net                            1,285               322            5,096             1,366
-----------------------------------------------------------------------------------------------------------
Net loss                                 $ (10,390)         $ (2,733)        $(25,934)         $(10,544)
-----------------------------------------------------------------------------------------------------------
Net loss per share:

Basic and diluted                        $   (0.39)         $  (0.13)        $  (1.03)         $  (0.68)

Shares used in computing basic and
   diluted net loss per share           26,648,811        20,964,818       25,209,152        15,402,419
-----------------------------------------------------------------------------------------------------------




* For the three months and year ended December 31, 2000, this Pro Forma Statement of Operations excludes stock compensation expense and amortization of acquired intangibles related to the company's first quarter 2000 acquisition of Knowledge Discovery One of $8,077 and $27,613, respectively. For the three months and year ended December 31, 1999, this Pro Forma Statement of Operations excludes stock compensation expense of $289 and $1,495, respectively.



                                            NET PERCEPTIONS, INC.

                                    CONSOLIDATED CONDENSED BALANCE SHEETS
                                               (in thousands)

 ========================================================================================================
                                                                     December 31,       December 31,
                                                                         2000               1999
 --------------------------------------------------------------------------------------------------------

 Assets
 Current assets:
    Cash and cash equivalents                                         $   16,396           $ 17,457
    Short-term investments                                                52,484             19,397
    Accounts receivable, net                                               6,449              7,663
    Royalties receivable                                                     671              1,135
    Prepaid expenses and other current assets                              1,729              1,373
 --------------------------------------------------------------------------------------------------------
          Total current assets                                            77,729             47,025

 Marketable securities                                                    27,356              6,317
 Property and equipment, net                                              12,760              4,749
 Goodwill & other intangible assets, net                                  92,194                  -
 Other assets                                                              1,795                657
 --------------------------------------------------------------------------------------------------------
          Total assets                                                 $ 211,834           $ 58,748
 --------------------------------------------------------------------------------------------------------

 Liabilities and stockholders' equity Current liabilities:
    Accounts payable and accrued expenses                              $   7,040           $  5,846
    Deferred revenue                                                       3,743              3,336
    Current portion of long-term liabilities                                 582                471
 --------------------------------------------------------------------------------------------------------
          Total current liabilities                                       11,365              9,653

 Long-term liabilities, net of current portion                             1,951                707
 --------------------------------------------------------------------------------------------------------
          Total liabilities                                               13,316             10,360
 --------------------------------------------------------------------------------------------------------

 Commitments and contingencies

 Stockholders' equity:
    Common stock                                                               2                  2
    Additional paid-in capital                                           274,458             71,231
    Other comprehensive income (loss)                                        361                (89)
    Accumulated deficit                                                  (76,303)           (22,756)
 --------------------------------------------------------------------------------------------------------

          Total stockholders' equity                                     198,518             48,388
 --------------------------------------------------------------------------------------------------------

                   Total liabilities and stockholders' equity          $ 211,834           $ 58,748
 --------------------------------------------------------------------------------------------------------



                                            NET PERCEPTIONS, INC.

                               CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                             (in thousands, except share and per share amounts)

======================================================================================================
                                               Three Months Ended                  Year Ended
                                                  December 31,                    December 31,
------------------------------------------------------------------------------------------------------
                                                2000            1999            2000           1999
------------------------------------------------------------------------------------------------------
Revenues:
   Product                                   $ 3,631         $ 4,708        $ 25,087      $  11,408
   Service and maintenance                     3,338           1,598          11,501          3,721
------------------------------------------------------------------------------------------------------
         Total revenues                        6,969           6,306          36,588         15,129

Cost of revenues:
   Product                                       454             159           1,807            286
   Service and maintenance                     3,139           1,149          10,691          2,735
------------------------------------------------------------------------------------------------------
         Total cost of revenues                3,593           1,308          12,498          3,021

Gross margin                                   3,376           4,998          24,090         12,108

Operating expenses:
   Sales and marketing                         6,583           4,529          25,073         12,099
   Research and development                    4,921           2,355          18,895          8,194
   General and administrative                  3,432           1,169          11,069          3,725
   Lease abandonment expense                     450               -           1,250              -
   Amortization of intangibles                 7,255               -          25,394              -
   Stock compensation expense                    487             289           1,052          1,495
------------------------------------------------------------------------------------------------------
         Total operating expenses             23,128           8,342          82,733         25,513
------------------------------------------------------------------------------------------------------

Loss from operations                         (19,752)         (3,344)        (58,643)       (13,405)

Other income, net                              1,285             322           5,096          1,366
------------------------------------------------------------------------------------------------------
Net loss                                   $ (18,467)       $ (3,022)      $ (53,547)     $ (12,039)
------------------------------------------------------------------------------------------------------
Net loss per share:

Basic and diluted                          $   (0.69)       $  (0.14)      $   (2.12)     $   (0.78)

Shares used in computing basic and
   diluted net loss per share             26,648,811      20,964,818      25,209,152     15,402,419
------------------------------------------------------------------------------------------------------